UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        January 30, 2007
                                                --------------------------------


             Securitized Asset Backed Receivables LLC Trust 2007-NC1
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                         (Exact name of issuing entity)


                    Securitized Asset Backed Receivables LLC
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              (Exact name of depositor as specified in its charter)


                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)


         Delaware                 333-138183-04                37-1472598
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(State or other jurisdiction   (Commission File Number       (IRS Employer
     of incorporation            of issuing entity)          Identification
       of depositor)                                        No. of depositor)


        200 Park Avenue, New York, New York                       10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code         (212) 412-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On January 30, 2007, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2007-NC1 Mortgage Pass-Through Certificates, Series 2007-NC1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, NC Capital Corporation, as responsible party, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, and Deutsche Bank National Trust Company, as trustee. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $517,898,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated January 19, 2007, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold by the Depositor to Securitized Asset Backed NIM Trust 2007-NC1 on January 30, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the Notes issued by Securitized Asset Backed NIM Trust 2007-NC1.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated January 19, 2007, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2007, by and among the Depositor, as depositor, NC Capital Corporation, as responsible party, Barclays Capital Real Estate Inc. d/b/a/ HomEq Servicing, as servicer, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Sponsor Representation Letter, dated as of January 30, 2007, between Barclays Bank PLC and the Depositor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Interest Rate Swap Agreement, dated January 30, 2007, between Barclays Bank PLC, as swap provider, and Deutsche Bank National Trust Company, as trustee, on behalf of Securitized Asset Backed Receivables LLC Trust 2007-NC1 (the "Trust") (included as Exhibit T to Exhibit 4).

Exhibit 10.3 Cap Agreement, dated January 30, 2007, between Barclays Bank PLC, as cap provider, and Deutsche Bank National Trust Company, as trustee, on behalf of the Trust (included as Exhibit U to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 1, 2007                    SECURITIZED ASSET BACKED RECEIVABLES
                                          LLC



                                       By:   /s/ Paul Menefee
                                          ------------------------------
                                          Name:  Paul Menefee
                                          Title: Director

                                INDEX TO EXHIBITS




Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

1                   Underwriting Agreement, dated January 19,           (E)
                     2007, by and between the Depositor, as
                    depositor, and Barclays Capital Inc., as underwriter.

4                   Pooling and Servicing Agreement, dated as           (E)
                    of January 1, 2007, by and among the
                    Depositor, as depositor, NC Capital
                    Corporation, as responsible party, Barclays
                    Capital Real Estate Inc. d/b/a/ HomEq
                    Servicing, as servicer, and Deutsche Bank
                    National Trust Company, as trustee.

10.1                Sponsor Representation Letter, dated as of          (E)
                    January 30, 2007, between Barclays Bank PLC and the Depositor (included as Exhibit O to Exhibit 4).

10.2                Interest Rate Swap Agreement, dated January         (E)
                    30, 2007, between Barclays Bank PLC, as
                    swap provider, and Deutsche Bank National
                    Trust Company, as trustee, on behalf of
                    Securitized Asset Backed Receivables LLC
                    Trust 2007-NC1 (the "Trust") (included as
                    Exhibit T to Exhibit 4).


10.3                Cap Agreement, dated January 30, 2007,              (E)
                    between Barclays Bank PLC, as cap provider, and Deutsche Bank National Trust Company, as trustee, on behalf of the Trust
                    (included as Exhibit U to Exhibit 4).